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                                                                   EXHIBIT 10.61

                            AMENDMENT NO. 3 TO LEASE

         THIS AMENDMENT NO. 3 TO LEASE, entered into this 9th day of May, 1997 by and between HIGHWOODS/FORSYTH LIMITED PARTNERSHIP (Successor-in-interest to 3401 Associates, L.P.), as Lessor, and UNIPHY HEALTHCARE, INC., as Lessee.

                              W I T N E S S E T H:

                  WHEREAS, Lessor and Lessee entered into a Lease Agreement dated March 31, 1996 as amended on March 31, 1996 by that Amendment No. 1 to Lease, and subsequently amended on August 13, 1996 by that Amendment No 2, (all hereinafter referred to as the "Lease"), providing for the demise by Lessor to Lessee of office space in a certain office building now commonly known and designated as 3401 West End, Nashville, Tennessee (the "Building") all as more specifically set forth in the Lease; and

                  WHEREAS, said office space currently consists of 2,190 rentable square feet (Suite 380) on the third floor of the West wing of the Building (the "Original Space") and 3,678 rentable square feet (Suite 665) on the sixth floor of the West wing of the Building (the "Expansion Space"); and

                  WHEREAS, the term of the "Original Space" is to expire on July 31, 1999 and the term of the "Expansion Space" is to expire on September 30, 1999; and

                  WHEREAS, Lessor and Lessee desire to lease additional space in the building consisting of 5,281 rentable square feet (Suite 760) on the seventh floor of the West wing of the building (the "Second Expansion Space") as denoted in Exhibit A-3 effective September 1, 1997 for a term of the 35 months to expire on July 31, 2000; and

                  WHEREAS, Lessor and Lessee desire to terminate Suite 665 consisting of 3,678 rentable square feet on the sixth floor of the west wing of the Building ("Termination Space") as denoted in Exhibit B-3 effective August 31, 1997 prior to its natural expiration of September 30, 1999.

                  NOW, THEREFORE, in consideration of mutual covenants and undertakings hereinafter set forth by and between the parties hereto, the Lease is hereby amended as follows:

         1. The total square footage of the Premises pursuant to this Amendment No. 3 to Lease will increase to 11,149 rsf effective September 1, 1997, or such date on which the existing tenant vacates the Second Expansion Space.

         2. Effective September 15, 1997 or an earlier date on which Suite 760 is occupied by the Lessee, the leasing of 3,678 rentable square feet (Suite 665W) will terminate and the total square footage of the Premises pursuant to this Amendment No. 3 to Lease will decrease to 7471 rentable square feet.

         3.   Effective July 31, 1999, the leasing of 2,190 square feet (Suite
              380) will terminate and the total square footage of the Premises pursuant to this

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              Amendment No. 3 to Lease will decrease to 5,281 square feet effective August 1, 1999 through July 31, 2000, the remainder of the term.

         4. Lessor shall deliver the Second Expansion Space to Lessee in "as-is" condition on September 1, 1997, or such date on which the existing tenant vacates the Second Expansion Space.

         5.   "Base Rental" payments for the remainder of the term will be:

               Suite 380 (2,190 rsf)
               8/1/96 - 7/31/99                $19.50/rsf       $3,558.75/mo.

               Suite 665W (3.678 rsf)
               10/1/96 - 9/15/97*              $18.00/rsf       $5,517.00/mo.
               * Or an earlier date on which Lessee occupies Suite 760W.

               Suite 760W (5.281 rsf)
               9/1/97* - 7/31/98               $18.50/rsf       $8,141.54/mo.
               8/1/98 - 7/31/99                $19.06/rsf       $8,387.99/mo.
               8/1/99 - 7/31/00                $19.63/rsf       $8.637.36/mo.
               *Or such date on which the existing tenant vacates the Second
                Expansion Space.

         6. Lessee herein warrants and represents that once the existing tenant in Suite 760W vacates, Lessee will then vacate Suite 665W in less than 30 days. If Lessee does not vacate Suite 665W in the stipulated 30 day period, Suite 665W will be subject to Article 22 "Holding Over" of this lease.

         7. The Base Year as referred to in Paragraph 5(c) of the Lease will remain calendar year 1996.

         8. Parking rights as referred to in Paragraph 10 of the Lease will be for a total of fifteen (15) spaces from October 1, 1996 to August 31, 1997, nineteen (19) spaces from September l, 1997* to July 31, 1999, and fourteen (14) spaces from August 1, 1999 to July 31, 2000.

              *Or such date on which the existing tenant vacates the Second
               Expansion Space.

         9. Definitions: The terms used in this Amendment No. 3, unless otherwise defined herein, shall have the same definitions set forth in the Lease.

         10. This Amendment No. 3 To Lease shall be incorporated into and made a part of the Lease and all provisions of the Lease not expressly modified or amended shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 To Lease by proper person thereunto authorized to do so on the day and year first written above.


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LESSOR:                                     LESSEE:

HIGHWOODS/FORSYTH LIMITED PARTNERSHIP       UNIPHY HEALTHCARE, INC.
BY AND THROUGH ITS GENERAL PARTNER
HIGHWOODS PROPERTIES, INC.

By:                                         By:
    ---------------------------------              -----------------------------

                                            Title:
                                                   -----------------------------



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                                   EXHIBIT A-3

                          SEVENTH FLOOR EXPANSION SPACE




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                                   EXHIBIT B-3

                        SHADED 6TH FLOOR EXPANSION SPACE




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